UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Canterbury Park Holding Corporation
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CANTERBURY PARK HOLDING CORPORATION

1100 Canterbury Road
Shakopee, Minnesota 55379
(952) 445-7223

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

June 5, 2019

Notice is hereby given that the Annual Meeting of Shareholders of Canterbury Park Holding Corporation will be held in the Triple Crown Room at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379, on Wednesday, June 5, 2019, beginning at 10:00 a.m. local time, for the following purposes:

1.	To elect five directors to hold office until the 2020 Annual Meeting of Shareholders or until their successors are elected;

2.	To ratify the appointment of Wipfli LLP (“Wipfli”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2019;

3.	To cast a non-binding advisory vote approving executive compensation; and

4.	To cast a non-binding advisory vote on the frequency of future non-binding votes on executive compensation

The Board of Directors has fixed the close of business on April 8, 2019 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

As our Annual Report to Shareholders for 2018, we are also separately supplying our Annual Report on Form 10-K as filed with the Securities and Exchange Commission on March 29, 2019.

All shareholders are cordially invited to attend the Annual Meeting of Shareholders in person. Whether or not you expect to attend, please vote as soon as possible. If your shares are registered in your name, information regarding how you can vote in person, over the Internet or by mail is provided in the materials sent to you, and, if you have received a proxy card, it provides information on how to vote your shares. If you hold shares beneficially through a financial institution or other nominee, please follow the voting instructions it provides. Shareholders who attend the meeting may revoke their proxies and vote in person if they so desire.

By Order of the Board of Directors,

Randall D. Sampson
President and Chief Executive Officer

Shakopee, Minnesota

April 22, 2019

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS:

Copies of this Notice, the Proxy Statement following this Notice and the Company’s Annual Report on Form 10-K for its 2018 fiscal year are available at: http://canterburypark.investorroom.com/sec-filings.

CANTERBURY PARK HOLDING CORPORATION

PROXY STATEMENT

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CANTERBURY PARK HOLDING CORPORATION

PROXY STATEMENT FOR JUNE 5, 2019 ANNUAL MEETING OF SHAREHOLDERS

GENERAL INFORMATION

This Proxy Statement is being provided on behalf of the Board of Directors of Canterbury Park Holding Corporation (the “Company,” “Canterbury,” or “we”) in connection with the Annual Meeting of Shareholders to be held at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379, on Wednesday, June 5, 2019, beginning at 10:00 a.m. Central Daylight Time (the “Annual Meeting”). The Board of Directors is soliciting proxies to be voted at the Annual Meeting, and at any adjournment and reconvening of the meeting. We first made this Proxy Statement available to our shareholders on or about April 22, 2019.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What is the purpose of the meeting?

At our Annual Meeting, shareholders will be asked to vote on four matters. These are:

•	The election of five directors;

•	Ratifying the appointment of Wipfli LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2019;

•	Approve the Company’s executive compensation; and

•	Vote on the frequency of future shareholder advisory votes on executive compensation.

The Company’s management will also report on the Company’s performance during the last fiscal year and respond to questions from shareholders.

Will any other business be conducted?

While we do not expect that other business will be conducted at the Annual Meeting, we will consider other business, if any, that is properly presented at the meeting.

How does the Board recommend that I vote?

The Board of Directors named in this proxy statement recommends a vote:

•	“FOR” the election of the five individuals recommended by the Board of Directors;

•	“FOR” the ratification of the appointment of Wipfli LLP;

•	“FOR” the approval of the Company’s executive compensation; and

•	“FOR” “three years” as a frequency of future shareholder advisory votes on executive compensation.”

Who is entitled to vote at the meeting?

If you were a shareholder of record at the close of business on April 8, 2019, you are entitled to vote at the meeting. As of the record date, 4,575,158 shares of common stock were outstanding and eligible to vote.

What is the difference between a shareholder of record and a street name holder?

If your shares are registered directly in your name, you are considered the “shareholder of record” for those shares. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of those shares, and your shares are held by the financial institution or nominee in “street name.” If you are a “street name” holder, you will receive a voting instruction card, which is very similar to a proxy card. Please complete that card as directed in order to ensure your shares are voted at the meeting.

What are the voting rights of the shareholders?

Holders of common stock are entitled to one vote per share. There is no cumulative voting for the election of directors.

How many shares must be present to hold the meeting?

A quorum is necessary to hold the meeting and conduct business. The presence of shareholders who can together vote at least a majority of the outstanding shares of common stock as of the record date is considered a quorum. A shareholder is counted as present at the meeting if the shareholder is present and votes in person at the meeting or if the shareholder has properly submitted a proxy by mail, telephone or Internet. In addition, if a beneficial shareholder is not present in person and has not submitted a proxy, but the financial institution or other nominee has the limited power to vote the shares for the ratification of the independent registered public accounting firm, than those shares will be considered present for that agenda item and will count toward establishing a quorum.

How do I vote my shares?

If you are a shareholder of record, you may give a proxy to be voted at the meeting either by:

•	Accessing the Internet website specified on your proxy card;

•	Calling the toll-free number specified on your proxy card; or

•	Signing and returning your proxy card in the postage-paid envelope provided.

If you hold shares beneficially in street name, you may also vote your shares by accessing the Internet website specified on your proxy card, by telephone or by mail following the instructions provided to you by your broker, bank, trustee or nominee. The telephone and Internet voting procedures have been set up for your convenience. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. You may also vote in person at the meeting as described below in “May I vote my shares in person at the meeting?” below.

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What does it mean if I receive more than one proxy card or voting instruction card?

It means you hold shares of the Company stock in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or voting instruction card or, if you vote by telephone or via the Internet, vote once for each proxy card or voting instruction card you receive.

May I vote my shares in person at the meeting?

Yes. If you are a shareholder of record, you may vote your shares at the meeting by completing a ballot at the meeting. Even if you currently plan to attend the meeting, however, we recommend that you submit your proxy ahead of time so that your vote will be counted if, for whatever reason, you later decide to not attend the meeting.

If you hold your shares in street name, and then decide to attend the meeting, you may vote your shares in person at the meeting only if you obtain a signed proxy from your broker, bank, trustee or other nominee giving you the right to vote these shares at the meeting.

What vote is required to elect directors?

The five director nominees receiving the most votes for election to the Board will be elected as the Company’s directors.

How are votes recorded and counted?

Shareholders may either vote FOR or WITHHOLD authority to vote for each nominee for election to the Board of Directors. Shareholders may vote FOR, AGAINST, or ABSTAIN on Proposals 2 and 3. Shareholders may vote 1 YEAR, 2 YEARS, 3 YEARS or ABSTAIN on Proposal 4.

If you vote ABSTAIN or WITHHOLD, your shares will be counted as present at the meeting for the purposes of determining a quorum. If you ABSTAIN from voting on a proposals 2 or 3, your abstention has the same effect as a vote against that proposal. If you WITHHOLD authority to vote for one or more of the nominees for director, this will have no effect on the election of any director from whom votes are withheld.

Brokers who hold shares in street name have discretionary authority to vote on certain “routine” items even if they have not received instructions from the persons entitled to vote these shares. However, brokers do not have authority to vote on “non-routine” items without these instructions. If you hold your shares in street name and do not provide voting instructions to your broker or nominee, your shares will be considered to be “broker non-votes” and will not be voted on any proposal on which your broker or nominee does not have discretionary authority to vote. Shares that constitute broker non-votes will be present at the meeting for the purpose of determining a quorum but are not considered entitled to vote on proposals for which no instructions were given. Your broker or nominee has discretionary authority to vote your shares on the ratification of Wipfli as our independent registered public accounting firm even if your broker or nominee does not receive voting instructions from you.

May I change my vote?

Yes. If you are a shareholder of record, you may change your vote and revoke your proxy at any time before it is voted at the meeting in any of the following ways:

•	By sending a written notice of revocation to our Corporate Secretary;

•	By submitting another properly signed proxy card at a later date to our Corporate Secretary;

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•	By submitting another proxy by telephone or via the Internet at a later date; or

•	By voting in person at the meeting.

If you are a street name holder, please consult your broker, bank, trustee or nominee for instructions on how to change your vote.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of preparing this proxy statement and this solicitation, including the charges and expenses of brokerage firms or other nominees for forwarding proxy materials to beneficial owners of shares held in street name.

We are soliciting proxies primarily by mail. In addition, proxies may be solicited by telephone or facsimile, or personally by our directors, officers and regular employees. These individuals will receive no compensation (other than their regular salaries) for these services.

How can a shareholder present a proposal at the 2020 Annual Meeting?

In order for a shareholder proposal to be considered for inclusion in our Proxy Statement for the 2020 Annual Meeting the written proposal must be received at our principal executive offices by the close of business on December 24, 2019. The proposal must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials. Please review “Other Information – Shareholder Proposals for 2020 Meeting” at the end of this Proxy Statement.

If a shareholder wishes to present a proposal at the 2020 Annual Meeting that would not be included in our Proxy Statement for that meeting, please review “Other Information – Shareholder Proposals for 2020 Meeting” for more information regarding the steps to be taken to present such a proposal.

How can a shareholder get a copy of the Company’s 2018 Annual Report on Form 10-K?

Our Annual Report on Form 10-K for our fiscal year ended December 31, 2018 is being supplied as our Annual Report to Shareholders for 2018 with this Proxy Statement. It is also available electronically with this Proxy Statement at the link on the Notice of Annual Meeting above. Our Annual Report on Form 10-K is also available at our website, www.canterburypark.com, by following the “SEC Filings” link in the “Investor Relations” page. If requested, we will provide copies of any exhibits to the Form 10-K upon payment of a fee covering our reasonable expenses in furnishing the exhibits. You can request exhibits to the Form 10-K by writing to the Corporate Secretary, 1100 Canterbury Road, Shakopee, MN 55379.

What if I do not specify a choice for any matter when returning my proxy?

Unless you indicate otherwise, the persons named as proxies on the proxy card will vote your shares “FOR” the election of each of the nominees to the Board of Directors presented in Proposal 1 and “FOR” Proposal 2 and 3, and “3 YEARS” for Proposal 4.

If any other matters come up for a vote at the meeting, the proxy holders will vote according to the recommendations of our Board of Directors or, if there is no recommendation, in their own discretion.

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CORPORATE GOVERNANCE AND BOARD MATTERS

General.

Our Board of Directors is committed to sound and effective corporate governance practices. Our policies comply with the rules of the Securities and Exchange Commission (“SEC”) and listing standards of the Nasdaq Stock Market (“Nasdaq”). We also periodically review our governance policies and practices in comparison to those suggested by authorities in corporate governance and the practices of other public companies.

You can access the charters of our Audit Committee and our Compensation Committee, our Code of Conduct and our Corporate Governance Guidelines in the Investor Relations section of our website at www.canterburypark.com or by writing to the Investor Relations Department at: Canterbury Park Holding Corporation, 1100 Canterbury Road, Shakopee, Minnesota 55379, or by e-mailing our Investor Relations Department at investorrelations@canterburypark.com.

Director Independence.

The Board of Directors follows director independence guidelines that are consistent with the definitions of “independence” set forth in Nasdaq’s listing standards. In accordance with these guidelines, the Board of Directors has reviewed and considered facts and circumstances relevant to the independence of each of our current directors and our director nominees and has determined that, each of the following directors qualifies as “independent” under Nasdaq listing standards: Burton F. Dahlberg, Carin J. Offerman, and Dale H. Schenian. Our directors Curtis A. Sampson and Randall D. Sampson are not independent under Nasdaq listing standards. Randall D. Sampson does not qualify as independent because he is our President and Chief Executive Officer. Curtis A. Sampson does not qualify as independent under the Nasdaq listing standards because he is an immediate family member (father) of Randall D. Sampson.

Board Committees and Committee Independence.

Board Committees. Our Board of Directors has established three committees: an Audit Committee, a Compensation Committee, and a Nominating Committee. The composition and function of each of these committees are set forth below.

Audit Committee. The Audit Committee is responsible for the engagement, retention and replacement of the independent auditors, approval of transactions between us and a director or executive officer unrelated to service as a director or officer, approval of non-audit services provided by our independent registered public accounting firm, oversight of our accounting, financial reporting and internal controls, and the receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters. Wipfli, our independent registered public accounting firm, reports directly to the Audit Committee. The Audit Committee operates under a formal charter, which was most recently amended on June 5, 2008. The current members of the Audit Committee are Burton F. Dahlberg (Chair), Carin J. Offerman, and Dale H. Schenian, each of whom is independent under Rule 10A-3 of the Exchange Act and Nasdaq listing standards. Further, the Board of Directors has determined that Ms. Offerman meets the Securities and Exchange Commission definition of an “audit committee financial expert.” As required by its charter, all of the members of the Audit Committee meet the Nasdaq requirements regarding financial literacy and financial sophistication. The Audit Committee met four times during 2018.

Compensation Committee. The Compensation Committee provides oversight of our overall compensation strategy, reviews and recommends to the Board of Directors the compensation of our Chief Executive Officer and the other executive officers, administers our equity-based compensation plans and oversees our 401(k) Plan and similar employee benefit plans. The Compensation Committee operates under a charter that was last amended in June 2008. The current members of the Compensation Committee are Carin J. Offerman (Chair), Burton F. Dahlberg, and Dale H. Schenian, each of whom is independent under Nasdaq listing standards and the independence requirements of the Securities and Exchange Commission. The Compensation Committee met two times in 2018.

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Nominating Committee. The Nominating Committee assists the Board in identifying qualified individuals to become directors, makes recommendations to the Board concerning the size, structure and composition of the Board and its committees, and monitors the process to assess the Board’s effectiveness. In evaluating potential nominees to the Board, the Nominating Committee considers, among other things, experience, qualifications, attributes and skills, in light of the size, structure, composition, diversity and needs of the board, in the following areas: our industries; accounting and finance; business judgment; management; leadership; business strategy; risk management; and corporate governance. All candidates should have a reputation for integrity, have experience in positions with a high degree of responsibility, be leaders in the companies, institutions or professions with which they have been affiliated, and be capable of making a sound contribution to the company. The Nominating Committee considers candidates proposed by shareholders and evaluates them using the same criteria as for other candidates. The current members of the Nominating Committee are Burton F. Dahlberg (Chair), Carin J. Offerman, and Dale H. Schenian. The Nominating Committee was formed in 2019, and therefore, did not meet in 2018.

Meeting Attendance.

Our Board of Directors meets regularly during the year to review matters affecting the Company and to act on matters requiring Board approval. The Canterbury Board formally met five times during 2018, in person or by telephone conference call. Frequently, in-person meetings included an executive session without the presence of non-independent directors and management.

Each of our directors is expected to make a reasonable effort to attend all meetings of the Board, applicable committee meetings and our annual meeting of shareholders. Each of our current directors attended at least 75% of the meetings of the Board and committees on which he or she served during 2018. In addition, all of the directors attended the Company’s 2018 Annual Meeting of Shareholders.

Selecting Nominees for Election to the Board.

The independent members of our Board of Directors, acting through the Nominating Committee are responsible for recommending who will be presented as the Board’s nominees for election at our annual shareholder meetings. In selecting the nominees, the independent directors review the composition of the full Board to determine the qualifications and areas of expertise needed for effective governance. The Board does not have a formal policy with regard to diversity. Nevertheless in proposing nominees, in addition to minimum requirements of integrity, ability to make independent analytical inquiries, ownership of or commitment to purchase our common stock, and a willingness to devote adequate time and effort to Board responsibilities, the Board seeks to have a board that reflects diversity in relevant business experience, education, skills, business relationships and associations, and personal background, as well as other factors that will contribute to Board oversight of management of the Company.

Nominations by Shareholders.

The Board of Directors will consider qualified individuals proposed by shareholders along with other potential candidates when determining what individuals it will recommend for election at our annual shareholders meeting. Shareholders can submit proposed candidates, together with appropriate biographical information, to the Board of Directors at: Canterbury Park Holding Corporation, 1100 Canterbury Road, Shakopee, Minnesota 55379, Attention: Chief Executive Officer. Submissions will be forwarded to the independent directors for review and consideration. Any shareholder desiring to submit a director candidate for consideration at our 2020 Annual Meeting of Shareholders must ensure that the submission is received by the Company no later than December 31, 2019 in order to provide adequate time for the independent directors to properly consider the candidate.

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Our By-laws provide that shareholders may directly nominate an individual for election to the Board at our shareholders meeting if certain procedures are followed. A shareholder wishing to formally nominate an individual to election to the Board at a future shareholder meeting should follow the procedure set forth below under the caption “Other Information – Shareholder Proposals for 2020 Annual Meeting — Shareholder Nominations” at the end of this Proxy Statement.

Code of Conduct.

We have adopted a Code of Conduct (the “Code”) applicable to all of our officers, directors, employees and consultants that specifies guidelines for professional and ethical conduct in the workplace. The Code also incorporates a special set of guidelines applicable to our senior financial officers, including the chief executive officer, chief financial officer and others involved in preparation of our financial reports. These guidelines are intended to promote the ethical handling of conflicts of interest, full and fair disclosure in periodic reports filed by us and compliance with laws, rules and regulations concerning this periodic reporting.

Contacting the Board of Directors.

Any shareholder who desires to contact our Board of Directors may do so by writing to the Board of Directors, generally, or to an individual director at: Canterbury Park Holding Corporation, 1100 Canterbury Road, Shakopee, Minnesota 55379. Communications received electronically or in writing are distributed to the full Board of Directors, a committee or an individual director, as appropriate, depending on the facts and circumstances described in the communication received. For example, a complaint regarding accounting, internal accounting controls or auditing matters will be forwarded to the Chair of the Audit Committee for review. Complaints and other communications may be submitted on a confidential or anonymous basis.

Board Leadership.

The Board does not have a formal policy regarding separating the roles of Chief Executive Officer and Chair of the Board, although currently the two positions are separated. Both the Chair and Vice Chair, who together beneficially own approximately 30% of the Company’s stock, are actively engaged in providing leadership at the Board level in matters considered by the Board and in regard to establishing Board priorities.

Board’s Role in Managing Risk.

In general, management is responsible for the day-to-day management of the risks the Company faces, while the Board, acting as a whole and through the Audit Committee, has responsibility for oversight of risk management. Senior management attends the regular meetings of the Board and is available to address questions and concerns raised by the Board related to risk management, and our Board regularly discusses with management identified major risk exposures, their potential financial impact on the Company and steps that can be taken to manage these risks.

The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Audit Committee reviews the Company’s financial statements and meets with the Company’s independent registered public accounting firm at regularly scheduled meetings to receive reports on the firm’s review of the Company’s financial statements.

Director Compensation.

Compensation information paid to non-employee directors of the Company is set forth below under the caption “Director Compensation.”

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PROPOSAL 1

ELECTION OF DIRECTORS

The independent members of the Board of Directors have nominated and recommend for election as our directors the five individuals named below, each of whom is a current director of the Company. The Board of Directors believes that each nominee named below will be able to serve, but if a nominee is unable to serve as a director, the persons named in the proxies have advised us that they would vote for the election of such substitute nominee as the independent members of the Board of Directors may propose.

Information regarding the experience, qualifications and other attributes that qualify each of the nominees to serve on the Company’s Board is set forth below. In addition, information as to their respective ownership of Company common stock is set forth below under “Security Ownership of Certain Beneficial Owners and Management.”

BURTON F. DAHLBERG, age 86, has been a director of the Company since 2004.  Since 2003 he has been an independent commercial real estate consultant.  From 1987 to 2002, Mr. Dahlberg was President and Chief Operating Officer of Kraus-Anderson Inc., a national firm engaged in commercial real estate development, construction, building management, finance and insurance brokerage services.  From 1968 to 1987, Mr. Dahlberg held other, successively more responsible executive positions with Kraus-Anderson Inc. or one of its subsidiaries.  In addition, from 1985 to 2005, Mr. Dahlberg was an owner and breeder of thoroughbred race horses and was licensed to race thoroughbreds in Minnesota, Alabama, Florida, Illinois, Indiana, Iowa, Kansas, Kentucky, and Texas.  Mr. Dahlberg also served on the board of the Minnesota Thoroughbred Association from 1988 to 1993, was its Vice President in 1989, and its President during 1990 and 1991.  Mr. Dahlberg’s knowledge and experience gained from a 35-year career in commercial real estate construction, management and finance is extremely valuable to the Board’s understanding and oversight of the Company’s maintenance and improvement of its facilities, as well as the Company’s assessment and pursuit of opportunities for developing its unused and underutilized land.

CARIN J. OFFERMAN, age 70, has been a director of the Company since 1994.  Ms. Offerman is currently engaged in private investment activities. From 1997 to 2000, Ms. Offerman was the President and CEO of Offerman & Company, a regional investment banking and retail broker-dealer firm, and from 1990 to 1997 was its Executive Vice President.  Prior to 1990, Ms. Offerman served in various capacities with Offerman & Company for the preceding six years, including as registered representative and sales retail manager.  Ms. Offerman was a member of the board of the Minnesota Thoroughbred Association from 1993 to 1996 and served as its President in 1993 and 1994.  Ms. Offerman has been an owner and breeder of both show horses and thoroughbreds, and she has been or is currently licensed as a horse owner in Minnesota, Iowa and Nebraska.  Ms. Offerman was also a member of the Minnesota Racing Commission’s Breeders Fund Advisory Board and served as its Chair from 2003 to 2017.  As a member of the Company’s Board of Directors, Ms. Offerman brings a unique blend of entrepreneurial experience, knowledge and experience in investment banking and finance, and a deep understanding of the horse industry.

CURTIS A. SAMPSON, age 85, co-founded the Company in 1994 and has been a director and Chair of its Board since the Company was incorporated.  Mr. Sampson founded and from 1969 until December 2018 served as Chairman of the Board of public company Communications Systems, Inc. (“CSI”), a global provider of enterprise network infrastructure, voice and data communication products and services for deployment management of IT networks. Mr. Sampson served as the CEO of CSI from 1969 to 2007, and as interim CEO from September 2013 to June 2014. He became Chairman Emeritus of the CSI Board of Directors in December 2018. Mr. Sampson is a member of the Emeritus Board of Overseers of the University of Minnesota’s Carlson School of Business. Over the course of his career, Mr. Sampson has served on non-profit boards, telephone industry association boards, private company boards and the following public company boards:  Nature Vision, Inc. (2001 to 2009) and Hector Communications Corporation (1990 to 2006).  Mr. Sampson is the owner of Sampson Farms (crop farming and a breeder of thoroughbred horses) based in Hector, Minnesota and he is currently, or has been in the past, licensed as a horse owner in Arkansas, Florida, Illinois, Iowa, Kentucky, Minnesota, Nebraska and Oklahoma.  The distinctive perspective Mr. C.A. Sampson brings to the Board is his extensive and wide ranging knowledge and experience in business, management and corporate finance gained over more than 40 years leading sizable enterprises, his knowledge of the thoroughbred horse racing industry and, as one of the Company’s largest shareholders, one that has a substantial stake in the Board’s efforts to build shareholder value.

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RANDALL D. SAMPSON, age 61, co-founded the Company with his father in 1994 and has served as its President and Chief Executive Officer and on the Company’s Board of Directors since inception.  After graduating from college with a degree in accounting, Mr. Sampson worked for five years in the audit department of Deloitte & Touche where he earned his CPA certification.  He subsequently gained experience as a controller of a private company and, thereafter, served as a Chief Financial Officer of a public company before becoming one of the three co-founders of Canterbury Park Holding Corporation in 1994.  From 1987 to 1994, R.D. Sampson also managed Sampson Farms. Since 1999, Mr. Sampson has been a director of Communications Systems, Inc. Mr. Sampson is also a vice president and director of the Thoroughbred Racing Association of North America. Prior to becoming Chief Executive Officer, Mr. Sampson was a horse owner and active in horse industry associations and advisory boards.  As the Company’s Chief Executive Officer, Mr. Sampson brings to the Board deep experience in the horse industry, financial expertise and an in-depth understanding of the Company’s personnel, operations, financial results performance, financial position, challenges and opportunities.

DALE H. SCHENIAN, age 77, has been Vice Chair of the Board since 1994. Although Mr. Schenian was a founding director of the Company, he has never served as an officer or an employee of the Company. From 1990 to 2004, Mr. Schenian was President and Chief Executive Officer of City Auto Glass Companies, a company he founded in 1990, and continued to serve as its Chairman of the Board until December 2015. Under his leadership, City Auto Glass grew from a start-up to an enterprise with facilities in more than 20 locations in Minnesota, western Wisconsin and northern Iowa. For approximately 30 years preceding launching City Auto Glass, Mr. Schenian either owned or worked for other companies in the highly competitive auto glass industry.  In addition to other leadership roles in other business and community organizations, Mr. Schenian served on the board of Bremer Bank from 1984 to 2009.  Mr. Schenian, from 1985 to present, has also been an owner and breeder of thoroughbred race horses licensed in Minnesota, Illinois, Texas, Kansas, Oklahoma, Kentucky, Iowa and Nebraska.  Mr. Schenian’s perspective is that of one whose career has been dedicated to building businesses in a highly competitive service industry, who has a high degree of knowledge about the horse racing industry and, as one of the Company’s largest shareholders, who has a significant stake in the Board’s efforts to build shareholder value.

Board Voting Recommendation.

The Board of Directors unanimously recommends a vote “For” each of the nominees listed above.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, based upon information available as of April 8, 2019, the beneficial ownership of shares of our common stock (i) by each person known by us to own of record or beneficially five percent or more of our common stock; (ii) by the current Named Executive Officers listed in the Summary Compensation Table below; (iii) by each of our directors and director nominees; and (iv) by all of our current executive officers and directors as a group. Unless otherwise indicated, the persons listed below may be contacted by mail at 1100 Canterbury Road, Shakopee, Minnesota 55379.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	(1)(2)	Percent of Class	(1)(2)

Curtis A. Sampson	872,567	(3)	19.1%
Gabelli Asset Management, Inc.
One Corporate Center	855,230	(4)	18.7%
Rye, New York 10580-1435
Randall D. Sampson	610,573	(5)	13.3%
Dale H. Schenian	512,710	(6)	11.2%
Carin J. Offerman	98,912		2.2%
Burton F. Dahlberg	18,685		*
Robert M. Wolf	2,277		*
All current directors and executive officers as a group (6 persons)	2,115,724		46.3%

*	Indicates ownership of less than one percent

(1)	Includes shares not currently outstanding but deemed beneficially owned by virtue of the right of a person or group to acquire them within 60 days of April 8, 2019. These shares are treated as outstanding only when determining the amount and percent owned by the respective individual or group.

(2)	Includes the following number of shares that may be acquired upon exercise of stock options exercisable within sixty days after April 8, 2019: Mr. C. Sampson, 6,000 shares; Mr. R. Sampson, 15,000 shares; Mr. Dahlberg, 3,000 shares; and all director and officers as a group, 24,000 shares.

(3)	Includes the following: 11,300 shares held by Mr. C. Sampson’s spouse as to which beneficial ownership is disclaimed, 344,000 shares owned by the Marian Arlis Sampson 2012 Family Irrevocable Trust, 53,000 shares owned by the Curtis A. Sampson 2012 Family Irrevocable Trust, and 258,000 shares owned by the Curtis A. Sampson Revocable Trust. Marian Arlis Sampson is Mr. C. Sampson’s spouse.

(4)	Based upon Amendment 22 to Schedule 13D filed by GAMCO Investors, Inc. on March 26, 2019, which includes shares beneficially owned by Gabelli Funds, GAMCO Asset Management, Teton Advisors, Inc., Gabelli & Company Investment Advisors, Inc. and MJG Associates, Inc.

(5)	Includes 344,000 shares owned by the Marian Arlis Sampson 2012 Family Irrevocable Trust. Mr. R. Sampson is trustee of this trust but disclaims beneficial ownership of any shares held by the trust.

(6)	Includes 33,000 shares held by Mr. Schenian’s spouse as to which beneficial ownership is disclaimed.

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AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors, consisting of Burton F. Dahlberg (Chair), Carin J. Offerman, and Dale H. Schenian held four meetings during 2018 with management and our independent registered public accounting firm. These meetings were designed to facilitate and encourage private communication between the Audit Committee and our independent registered public accounting firm.

The Audit Committee reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2018 with management and Wipfli at its meeting on March 22, 2019. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The discussions with Wipfli also included the matters required to be discussed by the applicable auditing standards as periodically amended (including significant accounting policies, alternative accounting treatments and estimates, judgments and uncertainties).

Wipfli also provided to the Audit Committee the written disclosures and the letter regarding its independence required by PCAOB Auditing Standard No. 16. This information was discussed with the Audit Committee.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the Securities and Exchange Commission.

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PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Wipfli LLP has been the Company’s independent registered public accounting firm since August 31, 2014. The Board of Directors, upon recommendation of the Audit Committee, is requesting shareholder ratification of the appointment of Wipfli to serve as the independent registered public accounting firm for the Company for the current fiscal year ending December 31, 2019. A representative of Wipfli is expected to be present at the Annual Meeting of Shareholders, will have an opportunity to make a statement and will be available to respond to appropriate questions.

Fees Billed and Paid to Independent Registered Public Accounting Firms.

The table below provides a summary of fees paid to Wipfli for professional services rendered in the two fiscal years ended December 31, 2018 and 2017:

Fee Category	2018	2017

Audit Fees	$129,850	$116,100
Audit-Related Fees	3,300	3,150
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$133,150	$119,250

Audit Fees. This category consists of fees billed for professional services rendered for the audit of our annual financial statements and review of financial statements included in our quarterly reports and auditing of our benefit plans.

Audit-Related Fees. This category consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not otherwise reported under “Audit Fees.” The Company paid Wipfli for developing agreed upon procedures required under a material contract with a third party in 2018 and 2017.

Tax Fees. This category consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance and acquisitions. The Company paid no fees to Wipfli for tax compliance, tax advice, or tax planning in 2018 or 2017.

All Other Fees. This category consists of all fees paid to the independent registered public accounting firm for matters than the three listed above. The Company paid Wipfli no such fees in 2018 or 2017.

Audit Committee Pre-Approval Policies and Procedures.

In addition to approving the engagement of the independent registered public accounting firm to audit our consolidated financial statements, it is the policy of the Audit Committee to approve any use of that firm for non-audit services prior to any engagement. To minimize relationships that could appear to impair the objectivity of the independent registered public accounting firm¸ it is the policy of the Audit Committee to restrict the non-audit services that may be provided to us by our independent registered public accounting firm to services that clearly would not compromise the independence of the firm.

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Vote Required for Shareholder Approval.

The affirmative vote of a majority of the outstanding shares of the Company’s common stock voting at the annual meeting in person or by proxy is required for shareholder ratification of appointing Wipfli to serve as the Company’s independent registered public accounting firm for the 2019 fiscal year.

Board Voting Recommendation.

The Board of Directors unanimously recommends a vote “For” ratification of Wipfli LLP as Independent Registered Public Accounting Firm for the year ended December 31, 2019.

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PROPOSAL 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, we are asking shareholders to cast an advisory vote on named executive officer compensation.

As described in the section entitled “Executive Compensation,” we have designed our executive compensation program to implement core compensation principles, including pay for performance and alignment of our management’s interests with those of our shareholders. Under these programs, we reward our Named Executive Officers in large part for the achievement of specific financial performance goals that we had set. We have also included equity components to our long term incentive plan. We encourage shareholders to read the “Executive Compensation” section of this proxy statement for a more detailed discussion of our executive compensation programs, including information about 2018 compensation of our Named Executive Officers.

We are asking our shareholders to indicate their support for our Named Executive Officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our shareholder to vote “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the shareholders of Canterbury Park Holding Corporation approve, on an advisory basis, the compensation of the Named Executive Officers as disclosed in Canterbury Park Holding Corporation’s proxy statement for the 2019 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

Vote Required

Approval of this Proposal 3 requires the affirmative vote of the holders of the majority of the shares present, in person or by proxy, and entitled to vote on this Proposal 3. While this vote is advisory, and not binding on the Compensation Committee or the Board of Directors, it will provide valuable information that the Compensation Committee will be able to consider when determining executive compensation philosophy, policies and practices for the remainder of 2019 and future years.

Board Voting Recommendation

The Board of Directors unanimously recommends that shareholders vote “FOR “for Proposal 3: Advisory Vote on Executive Compensation.

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PROPOSAL 4

ADVISORY VOTE ON FREQUENCY OF FUTURE EXECUTIVE COMPENSATION ADVISORY VOTES

As required by Section 14A of the Securities Exchange Act of 1934, we are also asking shareholders to cast an advisory vote on the frequency of future advisory votes on our Named Executive Officer compensation. By voting on this Proposal 4, shareholders may indicate whether they would prefer an advisory vote on Named Executive Officer compensation every year, every two years, or every three years.

After careful consideration, our Board of Directors has determined that an advisory vote on executive compensation that occurs every three years (triennially) is the most appropriate alternative for Canterbury Park Holding Corporation and therefore our Board of Directors recommends that you vote for “Every Three Years” as the frequency for future advisory votes on executive compensation.

In formulating its recommendation, our Board of Directors believes that a triennial vote would provide us with the time to thoughtfully consider the voting results, engage with shareholders to further understand the voting results, and respond to the vote and to shareholders’ feedback. Since 2016, we have maintained a long term incentive plan with successive three-year performance periods, including an equity component. A significant portion of our executive compensation program is based on our long-term business strategy, which is more appropriately reflected with a three-year timeframe. Additionally, we intend to engage with our shareholders regarding executive compensation during the period between shareholder advisory votes. We believe that our openness to input from our shareholders regarding executive compensation and the ability of shareholders to contact us at any time regarding these matters will reduce the need for and value of a more frequent advisory vote on executive compensation.

We are not asking shareholders to approve or disapprove of the Board's recommendation, but rather to indicate their own choice as among the frequency options. Shareholders may cast a vote on their preferred voting frequency by choosing the option of every year, every two years, every three years or abstain from voting on Proposal 4.

Vote Required

The option of every year, every two years or every three years that receives a plurality of the votes cast at the Annual Meeting by shareholders voting on Proposal 4 will be the frequency for the advisory vote on executive compensation that has been selected by shareholders. While this vote is advisory, and not binding on the Board of Directors, the Board will take into account the outcome of the vote in making its determination concerning the frequency of future advisory votes on executive compensation.

Board Voting Recommendation

The Board of Directors unanimously recommends that shareholder vote “Every Three Years” on Proposal 4: Advisory Vote on the Frequency of Future Compensation Advisory Votes.

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EXECUTIVE COMPENSATION PROGRAMS AND PRACTICES

Role of the Compensation Committee in the Compensation Process.

The Compensation Committee has the following duties and responsibilities:

•	To review, approve and oversee our overall compensation strategy;

•	To review and approve the compensation and other terms of employment of Randall D. Sampson, our Chief Executive Officer, and other, currently employed individuals identified under the “Summary Compensation Table” below (collectively, the “Named Executive Officers” or “NEOs”) and other officers and key employees, and recommend to the entire Board the compensation and the other terms of employment of these officers and key employees;

•	To make recommendations to the Board regarding the amount of directors’ fees and other compensation for Board members, including retainer, Board meeting, committee and committee chair fees and director equity awards;

•	To oversee the administration of the Company’s incentive-based or equity-based compensation plans and periodically consider and recommend changes in existing plans or the adoption of other or additional equity-based compensation plans; and,

•	To provide oversight for our 401(k) Plan, and any similar plans, including matters such as available investment options, performance, participation, administration, and review and approve generally the cost and scope of our other employee benefit plans.

Under its charter, the Compensation Committee has the authority to engage the services of outside advisors, experts and others to assist it in performing its duties. In January 2016, the Committee engaged Total Rewards Group, LLC, an executive compensation consulting firm, to advise us on whether our approach to executive compensation is, in general, competitive and to suggest ways we might enhance our programs and practices. Based on information supplied to the Compensation Committee in 2016 by Total Rewards Group, the Committee concluded its base compensation for Named Executive Officers and other key employees is generally competitive when compared to similar businesses. With Total Rewards Group’s assistance, in February 2016, the Committee also developed and the Company’s Board approved two new incentive compensation plans discussed below. The decision to engage Total Reward Group was made by the Committee.

In discharging its responsibilities, the Compensation Committee solicits certain information and advice from our President and Chief Executive Officer, our Senior Vice President of Finance and Chief Financial Officer, and our Vice President of Human Resources. These officers participate in the deliberations of the Compensation Committee regarding compensation of other employees, including providing information regarding salary history, historical bonus practices and related financial data, the responsibilities and performance of employees and recommendations regarding the appropriate levels of compensation, but do not take part in deliberations regarding their own compensation.

Objectives of our Compensation Programs.

It is the objective of the Compensation Committee to provide competitive levels of compensation that will attract, motivate and retain executives with superior leadership and management abilities and to provide incentives to executive officers so that we may achieve superior financial performance and to structure the forms of compensation paid to align the interests of our executive officers with those of the Company. With these objectives in mind, it has been our practice to provide a mix of base salary, bonus compensation, long-term, equity-based compensation and retirement compensation. Historically, base salary has represented approximately 75% or more of the total value of executive officer compensation, with cash bonuses, the value of long-term equity compensation and retirement compensation comprising the remainder. The Compensation Committee believes that these forms of compensation provide an appropriate combination of competitive fixed pay and variable pay as incentives to motivate superior short-term operational performance balanced with other incentives to achieve longer term operational goals and positive long-term stock price performance.

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Information about the Components of our Compensation Programs.

Base Salary

We establish base salaries for our executive officers by reference to base salaries paid to executives in similar positions with similar responsibilities. We review the base salaries annually and adjustments, if any, are usually made in February or March of each year. The Compensation Committee consider other factors, including Company financial performance and subjective judgments by the Compensation Committee on individual performance based on factors such as development and execution of strategic plans, changes in areas of responsibility, the development and management of employees and participation in industry, regulatory or political initiatives beneficial to our business. The Compensation Committee does not, however, assign specific weights to these various qualitative factors in making decisions on base compensation.

The 2019 salaries for our Named Executive Officers were established as follows:

Name and Title	2019 Salary
Randall D. Sampson President & Chief Executive Officer	$271,465
Robert M. Wolf Senior Vice President of Finance and Chief Financial Officer	$186,038

In a Form 8-K dated April 8, 2019, the Company disclosed that Robert M. Wolf had advised the Company he was resigning effective April 19, 2019 to take a position with another company. The Form 8-K also disclosed that effective April 22, 2019, the Company’s Chief Executive Officer and President Randall D. Sampson would also serve as the Company’s acting principal financial officer and principal accounting officer until the Company named a successor.

Bonus Compensation

Cash bonuses are intended to provide exempt level employees, including executive officers, with an opportunity to receive additional cash compensation, but only if earned based on individual performance and the Company’s financial performance. The Company has adopted a plan for paying annual incentive compensation to the Company’s NEOs, as well as other officers and key employees called the Canterbury Park Annual Incentive Plan (the “Annual Bonus Plan”). Under the Annual Bonus Plan, the Company selects performance measures and establishes related performance goals under which these eligible employees have the opportunity to earn an annual bonus based on actual achievement compared to performance goals. Concurrently, these eligible employees are granted personal opportunities (“Incentive Awards”) to receive a payment of cash (“Payout”) based on the Company’s annual financial performance compared to the pre-established goals. The Payout for 2018 was determined by reference to two financial metrics: (i) achievement in relation to a performance goal for earnings (defined as “Adjusted Net Income From Operations”) and (ii) achievement in relation to a performance goal for consolidated Company revenue (defined as “Revenue”). Each eligible employee’s target opportunity for a Payout was based 70% on 2018 Company Adjusted Net Income From Operations and 30% on Revenue.

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The Board established target performance goals under the 2018 Annual Bonus Plan for President and Chief Executive Officer Randall D. Sampson and Senior Vice President of Finance and Chief Financial Officer Robert M. Wolf. If the Company met the 2018 Annual Bonus Plan targets in each of revenue and operating income, Mr. Sampson and Mr. Wolf would have received incentive plan cash payments equal to 25% and 20% of their respective base salaries. If the Company met the 2018 Annual Bonus Plan maximums in each of Revenue and Adjusted Net Income From Operations, Mr. Sampson and Mr. Wolf would receive incentive plan cash payments equal to 37.5% and 30% of their respective base salaries. In 2018, the Company did not meet the plan targets for Revenue and Adjusted Net Income, but did meet threshold amounts for the payment on bonuses. As a result, Mr. Sampson and Mr. Wolf received an incentive plan cash payment below their targeted percentages. Mr. Sampson received a payout of $60,949 and Mr. Wolf received a payout of $33,553, which represented approximately 23% and 18%, respectively of Mr. Sampson and Mr. Wolf’s base salaries.

The Board of Directors retained discretion under the 2018 Annual Bonus Plan to make incentive plan cash payments in amounts higher or lower than would otherwise be required under the Plan. In addition, all payments under the 2018 Annual Bonus Plan Incentive Plan are subject to “clawback” to the extent required by federal law. The amount paid to Named Executive Officers under the 2018 Annual Bonus Plan is set forth in the Summary Compensation Table in the column “Nonequity Incentive Compensation Plan.”

Grant of 2018 Awards to NEOs Under the Long-Term Incentive Plan

The Company has adopted a plan for paying long-term, performance-based incentive compensation to the Company’s NEOs and other Senior Executives called the Canterbury Park Long Term Incentive Plan (the “LTI Plan”). The LTI Plan authorizes the grant of Long Term Incentive Awards that provide an opportunity to Senior Executives to receive a payment (a “Payout”) in cash or shares of the Company’s common stock to the extent of Company achievement at the end of a period greater than one year (the “Performance Period”) in comparison to performance goals established for the Performance Period. The LTI Plan is a sub-plan of the Company’s Stock Plan. Further information regarding the LTI Plan is provided in and the text of the LTI Plan is an exhibit to the Company’s Form 8-K Report filed April 5, 2016.

The following summarizes the Compensation Committee’s current practice in implementing the LTI Plan. Performance is measured over three-year Performance Periods. The performance measures currently used are Adjusted Net Income From Operations and Revenue. At the beginning of each Performance Period, the Compensation Committee determines (i) performance goals for each of the three years in the Performance Period and (ii) the Payout opportunities for each Senior Executive to earn incentive compensation as a percentage of the Senior Executive’s average annual base salary over the three-year period. Following the end of each three-year Performance Period, the Company averages achievement in the three years compared to performance goals and compares the result to Target achievement to determine the Payout earned, which is then paid in common stock.

Pursuant to the LTI Plan, on March 20, 2018 the Company’s Board established Payout opportunities for the NEOs named below under the 2018 to 2020 LTI Plan. The following table shows the value of Payouts that may be earned by each of the NEOs under the 2018 – 2020 LTI Plan based upon the Company’s average achievement in each of the three years compared to the Target and Maximum goals for each of the three years. Under the matrices associated with the 2018 – 2020 Performance Period, achievement of the Performance Goals at less than Target results in a decreasing level of long term compensation and, if achievement fails to meet the minimum performance goals, the Named Executive Officer will not be entitled to any payment under the LTI Plan.

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Name	Target Opportunity as Percent of 2018- 2020 Average Annual Base Compensation	Maximum Opportunity as Percent of 2018 – 2020 Average Annual Base Compensation
Randall D. Sampson	25%	37.5%
Robert M. Wolf	20%	30%

Retirement Plan. The Company has established a 401(k) Plan. The Named Executive Officers may participate in the 401(k) Plan on the same basis as all other employees of the Company. The Company currently makes matching contributions of Company common stock equal to 50% of the first 6% of each employee’s contribution to the 401(k) Plan from his or her compensation.

Summary Compensation Table.

The following table presents the compensation earned for services in all capacities during 2018 and 2017 by (i) our Chief Executive Officer, Randall D. Sampson and (ii) the two next most highly compensated executive officers of our Company whose total compensation was at least $100,000 in 2018 (together referred to as our “Named Executive Officers”).

Name and Position	Year	Salary ($)	Bonus ($)	Nonequity Incentive Compensation Plan ($)	All Other Compensation ($)(1)	Total ($)
Randall D. Sampson	2018	263,104	0	60,949	25,245	349,298
President and Chief	2017	256,687	0	87,961	22,738	367,386
Executive Officer

Daniel J. Kennedy	2018	133,302	0	0	5,948	139,249
Senior Vice President of Operations(2)	2017	124,169	0	30,618	0	154,787

Robert M. Wolf	2018	181,096	0	33,553	6,366	221,015
Senior Vice President of Finance and Chief Financial Officer(3)	2017	129,231	0	31,104	0	160,335

(1)	The components of this amount include the Company’s contributions in cash or stock to the Company’s 401(k) plan to partially match contributions by the respective individuals, Company paid premium on executive term life insurance, income tax preparation fees and a Company car allowance.

(2)	Mr. Kennedy became Senior Vice President of Operations in June 2017 and resigned in July 2018.

(3)	Mr. Wolf was hired as Vice President of Finance in March 2017 and was named Senior Vice President of Finance and Chief Financial Officer in September 2017. In a Form 8-K dated April 8, 2019, the Company disclosed that Mr. Wolf had advised the Company that he was resigning effective April 19, 2019 to take a position with another company. The Form 8-K also disclosed that effective April 22, 2019, the Company’s Chief Executive Officer and President, Randall D. Sampson would become the Company’s acting principal financial officer and principal accounting officer until the Company named a successor.

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Employment Arrangements with Named Executive Officers and Post-Employment Compensation.

We do not have any employment agreements with any of our executive officers, each of whom serves “at will.” Additionally, we do not have any contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to the Named Executive Officer at, following, or in connection with any termination or change-in-control.

Other Compensation.

The Company does not pay its executive officers compensation other than as described above. In particular the Company does not provide for personal benefits or perquisites (“perks”) as a significant element of compensation of the Named Executive Officers, in particular, or employees of the Company generally.

Outstanding Option Awards at December 31, 2018.

The following table sets forth certain information concerning option awards outstanding to Randall D. Sampson, the only executive officer with stock options on that date. There were no unvested deferred stock or restricted stock for any Named Executive Officers on that date.

	Number of Securities Underlying Unexercised Options
Name	Exercisable (#)		Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date
Randall D. Sampson	15,000	(1)		6.00	04/23/2019
	15,000			8.28	02/25/2020

(1)	Mr. Sampson exercised these options on January 29, 2019.

DIRECTOR COMPENSATION

Cash Compensation.

Each non-employee director receives a retainer paid at the annual rate of $30,000 for service as a director. In addition, non-employee directors receive compensation for service on Board committees. Members of the Audit Committee receive a retainer paid at the annual rate of $8,000, and the Chair of the Audit Committee receives an additional retainer paid at the annual rate of $4,000. Members of the Compensation Committee receive a retainer paid at the annual rate of $4,000, and the Chair of the Compensation Committee receives an additional retainer paid at the annual rate of $4,000. In addition, in recognition of their additional responsibilities and duties, the Chair and Vice-Chair receive, respectively, monthly payments of $2,083 and $1,583 for their service in these respective capacities.

Equity Compensation.

Non-employee members of our Board receive equity compensation pursuant to the terms of the Company’s Stock Plan. Under the Stock Plan, the Board has the authority to determine prior to each annual meeting of shareholders equity compensation to be paid to each non-employee director elected or re-elected at such annual meeting, including (1) whether the equity compensation should be in the form of an award of restricted stock, or deferred stock, or an award of non-qualified stock options (NQSOs), or any combination of these, and (2) the number of shares covered by the award or awards. Any awards of deferred stock, restricted stock, or NQSOs, or any combination of these, become effective and are paid to those individuals elected or re-elected as non-employee directors at the annual meeting of shareholders following the Board determination. Any award will not vest unless the non-employee director continues to serve as a director until the next following annual meeting of shareholders, and resale of the restricted stock, stock issued under a restricted stock or deferred stock award, or shares acquired upon exercise of the NQSOs may not occur until two years after the date of the annual meeting at which the awards were granted. Pursuant to Board action on June 6, 2018, each non-employee director received an award of 1,864 shares of deferred stock on June 6, 2018.

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2018 Director Compensation.

The following table presents the cash and other compensation paid by us to each non-employee member of our Board of Directors in 2018:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Curtis A. Sampson	$55,000	$30,000	$85,000
Dale H. Schenian	$61,000	$30,000	$91,000
Carin J. Offerman	$46,000	$30,000	$76,000
Burton F. Dahlberg	$46,000	$30,000	$76,000

(1)	Represents a combination of retainers and committee fees received in 2018 as described above.

(2)	Represents deferred stock granted on June 6, 2018, that vests 100% on June 6, 2019 and will be subject to restrictions on resale for an additional year. The values expressed represent the aggregate grant date fair value for these fiscal 2018 deferred stock awards as determined pursuant to Accounting Standards Codification 718, Compensation – Stock Compensation (“ASC 718”), using the assumptions discussed in Note 5, “Stock Based Compensation,” in the notes to consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Since the beginning of 2018, we have not entered into any transaction, and there are no currently proposed transactions, in which we were or are to be a participant and in which any related person had or will have a direct or indirect material interest.

Our Audit Committee Charter provides that the Audit Committee is responsible for reviewing, approving and providing oversight in regard to related party transactions. Our Code of Conduct also prohibits our employees, including our executive officers, and our directors from engaging in conflict of interest transactions, certain of which may also be transactions in which we and a related person has or will have a direct or indirect material interest. By its charter, the Audit Committee is empowered to periodically review the Code of Conduct, as well as any other programs established to monitor compliance with any codes of conduct or business ethics policies established in the future.

While we do not have a written policy regarding the standards to be applied by our Audit Committee in reviewing conflict of interest transactions, Minnesota law establishes a procedure to be applied to such transactions which focuses on full disclosure of all of the material facts of the transaction to the Audit Committee, approval of the transaction by disinterested directors, and a showing that the transaction was fair and reasonable to the Company at the time it was authorized, approved, or ratified. We believe the Audit Committee would apply these same standards to any potential transaction in which the Company was a participant and in which any related person had or would have a direct or indirect material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that executive officers and directors and beneficial holders of 10% or more of our securities file reports of their beneficial ownership with the Securities and Exchange Commission on Forms 3, 4 and 5. According to our records, during 2018, all required beneficial holder’s reports have been timely filed.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy any of this information at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The SEC also maintains an Internet website that contains reports, proxy and information statements, and other information about issuers, including the Company, who file electronically with the SEC. The address of that site is www.sec.gov.

Investors may also consult the Company’s website, www.canterburypark.com, for more information about the Company. Information presented on these websites is not incorporated by reference into this proxy statement.

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OTHER INFORMATION

Shareholder Proposals for 2020 Annual Meeting.

The proxy rules of the Securities and Exchange Commission permit our shareholders, after timely notice to us, to present proposals for shareholder action in our proxy statement where these proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by Company action in accordance with the Commission’s proxy rules. The next annual meeting of the shareholders of Canterbury Park Holding Corporation is expected to be held on or about June 3, 2020 and proxy materials in connection with that meeting are expected to be mailed on or about April 21, 2020. Shareholder proposals prepared in accordance with the Commission’s proxy rules must be received at our corporate office, 1100 Canterbury Road, Shakopee, Minnesota 55379, Attention: President, by December 24, 2019, in order to be considered for inclusion in the Board of Directors’ Proxy Statement and proxy card for the 2020 Annual Meeting of Shareholders. Any such proposals must be in writing and signed by the shareholder.

Our Bylaws establish an advance notice procedure with regard to (i) business shareholders may wish to present directly at an annual meeting of our shareholders and (ii) the nomination by shareholders of candidates for election as directors.

Properly Brought Business. Our Bylaws provide that at the annual meeting only such business may be conducted as is of a nature that is appropriate for consideration at an annual meeting and has been either specified in the notice of the meeting, otherwise properly brought before the meeting by or at the direction of the Board of Directors, or otherwise properly brought before the meeting by a shareholder who has given timely written notice to the Secretary of the Company of that shareholder’s intention to bring that business before the meeting. To be timely, the notice must be given by the shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year’s annual meeting. Notice relating to the conduct of such business at an annual meeting must contain certain information as described in Section 2.9 of our Bylaws, which are available for inspection by our shareholders at our principal executive offices pursuant to Section 302A.461, subd. 4 of the Minnesota Statutes. Nothing in the Bylaws precludes discussion by any shareholder of any business properly brought before the annual meeting in accordance with our Bylaws.

Shareholder Nominations. Our Bylaws provide that a notice of proposed shareholder nominations for the election of directors must be timely given in writing to the Secretary of the Company prior to the meeting at which directors are to be elected. To be timely, the notice must be given by a shareholder to the Secretary of the Company not less than 45 days nor more than 75 days prior to a meeting date corresponding to the previous year’s annual meeting. The notice to us from a shareholder who intends to nominate a person at the meeting for election as a director must contain certain information as described in Section 3.7 of our Bylaws, which are available for inspection by shareholders as described above. If the presiding officer of a meeting of shareholders determines that a person was not nominated in accordance with the foregoing procedure, that person would not be eligible for election as a director.

Annual Report.

For its Annual Report to Shareholders for 2018, the Company is providing its Annual Report on Form 10-K for its fiscal year ended December 31, 2018 as filed with the Securities and Exchange Commission in connection with paper and electronic deliveries of this proxy statement, and it is also available at http://canterburypark.investorroom.com/sec-filings. Shareholders may also request our 2018 Annual Report on Form 10-K as filed with the Securities and Exchange Commission by writing to the Secretary of the Company at our address on the first page of this Proxy Statement.

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Other Matters.

Management knows of no other matters that will be presented at this 2019 Annual Meeting of Shareholders. If any other matters are properly presented at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

By Order of the Board of Directors,

Randall D. Sampson
President and Chief Executive Officer

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CANTERBURY PARK HOLDING CORPORATION 1100 CANTERBURY ROAD SHAKOPEE, MN 55379 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/04/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/04/2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All To withhold authority to vote for any All All Except individual nominee(s), mark “For All Except” and write the number(s) of the The Board of Directors recommends you vote FOR nominee(s) on the line below. the following five nominees as directors: 1. Election of Five Directors Nominees 01 Burton F. Dahlberg 02 Carin J. Offerman 03 Curtis A. Sampson 04 Randall D. Sampson 05 Dale H. Schenian The Board of Directors recommends you vote FOR proposals No. 2 and 3. For Against Abstain 2. To ratify the appointment of Wipfli LLP as the Company's independent registered public accounting firm for the 0 0 0 fiscal year ending December 31, 2019. 3. To cast a non-binding advisory vote approving executive compensation 0 0 0 The Board of Directors recommends you vote 3 YEARS on proposal No. 4. 1 year 2 years 3 years Abstain 4. To cast a non-binding advisory vote on the frequency of future non-binding advisory votes on executive 0 0 0 0 compensation. NOTE: The proxies are authorized in their discretion, to vote upon such other business as may properly come before the meeting. For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000415281_1 R1.0.1.18

CANTERBURY PARK HOLDING CORPORATION ANNUAL MEETING OF SHAREHOLDERS June 5, 2019 10:00 a.m. Central Daylight Time Canterbury Park Holding Corporation 1100 Canterbury Road Shakopee, Minnesota Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com Canterbury Park Holding Corporation 1100 Canterbury Road Shakopee, Minnesota 55379 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Burton F. Dahlberg, Carin J. Offerman, and Randall D. Sampson, or any of them, as proxies, with full power of substitution, to vote all the shares of common stock that the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of Canterbury Park Holding Corporation to be held on Wednesday, June 5, 2019 at 10:00 a.m. Central Daylight Time at Canterbury Park, 1100 Canterbury Road, Shakopee, Minnesota 55379, or at any adjournments thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies. THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" EACH NOMINEE NAMED IN PROPOSAL 1, "FOR" PROPOSALS 2 AND 3, AND "3 YEARS" FOR PROPOSAL 4. Please mark, sign and date your proxy card and return it in the postage-paid envelope provided. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side 0000415281_2 R1.0.1.18